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                                                                     EXHIBIT 23

                       Consent of Independent Accountants

We consent to the incorporation by reference in the registration statements of Rent-Way, Inc. on Form S-8 (File Numbers, 0-22026 and 333-13355) of our report dated December 23, 1996, on our audits of the financial statements of Rent-Way, Inc. as of September 30, 1996.


                                            Coopers & Lybrand L.L.P.


Cleveland, Ohio
December 30, 1996

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